UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 28, 2005

NPS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23272	87-0439579
(Commission File Number)	(IRS Employer Identification No.)

383 Colorow Drive Salt Lake City, Utah	84108
(Address of Principal Executive Offices)	(Zip Code)

(801) 583-4939

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2005, the Board of Directors of NPS Pharmaceuticals, Inc., adopted a Non-employee Director Deferred Compensation Program (the “Director Program”). The Director Program was adopted under the Company’s 2005 Omnibus Incentive Plan and is administered by the Board. The Director Program provides for the award of deferred stock units to non-employee directors for services rendered while serving on the Board.

A copy of the Director Program and the form of award agreement under the program are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Non-Employee Director Deferred Compensation Program

10.2	Form of Deferred Stock Unit Award Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NPS PHARMACEUTICALS, INC.

/s/ KEVIN J. ONTIVEROS
Kevin J. Ontiveros
Assistant Secretary

Date: July 1, 2005

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